UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2016 (May 27, 2016)

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-199393	46-3675913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive, Las Vegas, Nevada 89109

(Address of Principal Executive Offices)(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

Caesars Entertainment Corporation (“CEC”) has provided certain financial projections to its majority owned subsidiary, Caesars Entertainment Operating Company Inc. (“CEOC”). The financial projections (the “Projections”), a copy of which is attached hereto as Exhibit 99.1, are to be incorporated by CEOC into its Third Amended and Restated Disclosure Statement (the “Disclosure Statement”) filed in connection with CEOC’s ongoing bankruptcy reorganization proceedings. The Projections cover the period of 2017 through 2020 and represent a projection of the financial performance of CEC and its consolidated subsidiaries, including Caesars Entertainment Resort Properties, LLC (“CERP”), following consummation of the plan of reorganization of CEOC that is described in CEOC’s Disclosure Statement (subject to the assumptions and limitations described herein and therein).

The Projections were developed by management of Caesars Enterprise Services, LLC during the annual budgeting cycle in late 2015, with input from Caesars Acquisition Company (“CAC”), CEOC and others. The Projections do not incorporate any impact or adjustments based on current 2016 year-to-date performance, which is an improvement over the projections prepared in late 2015. Exhibit 99.1 includes other assumptions underlying and describes other limitations on the use of the Projections, including without limitation factors that may cause actual results to differ from those expressed in the Projections. The Projections were provided to CEOC for inclusion in the Disclosure Statement for purposes of providing CEOC creditors with information that may be relevant to their consideration of the reorganization of CEOC described therein.

For purposes of Exhibit 99.1, “New CEC” refers to CEC after giving effect to the reorganization of CEOC described in the Third Amended and Restated Disclosure Statement and terms such as “CGPH”, “CIE”, “OpCo” and “PropCo” are used in a manner consistent with the use of those terms in CEC’s Annual Report on Form 10-K for the year ended December 31, 2015.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding The Projections and Disclosure Statement

CEC and CERP caution investors and potential investors not to place undue reliance upon the Projections or other information contained in the Disclosure Statement. The Projections are subject to the limitations described in Exhibit 99.1. The Disclosure Statement is limited in scope and has been prepared by CEOC (and not CEC, except as to matters specifically provided by CEC to CEOC for inclusion therein) solely for the purpose of satisfying the requirements of the Bankruptcy Code section 1125 and the guidelines promulgated by the Office of the United States Trustee. The Disclosure Statement was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor, the Disclosure Statement contains any information beyond that which is appropriate in connection with CEOC’s reorganization. The Disclosure Statement also contains information for periods that are different from those required in CEC’s reports pursuant to the Exchange Act, and such information might not be indicative of CEC’s financial condition or operating results that would be reflected in CEC’s financial statements that may be expected from any period or that may be expected if restructuring transactions are consummated. Results and projections set forth in the Disclosure Statement should not be viewed as indicative of future results. This Current Report on Form 8-K does not include or incorporate the Disclosure Statement, which was prepared by CEOC.

Cautionary Statement Regarding Forward-Looking Statements

The Projections are, and the Disclosure Statement contains or may contain, “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning that may identify forward-looking statements and are found at various places throughout the Projections and the Disclosure Statement. These forward-looking statements are based on our expectations about future events and are estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CEC and its subsidiaries may differ materially from those expressed or implied by such forward-looking statements. Additional information concerning such risks and uncertainties is described from time to time in CEC’s and CERP’s reports filed with the Securities and Exchange Commission and in the Projections attached hereto as Exhibit 99.1.

CEC and CERP disclaim any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated or, if no date is stated, as of the date of this Current Report on Form 8-K or the Disclosure Statement, as applicable.

9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Certain Projections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC

Date: May 27, 2016	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain Projections